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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT



 We consent to the incorporation by reference in post-effective Amendment No. 1 to Registration Statement No. 33-7053 on Form S-8 and in Registration Statement No. 33-44700 on Form S-8 of our report dated December 15, 1995 appearing in the annual report on Form 10-K of Sahara Gaming Corporation for the year ended September 30, 1995.



Deloitte & Touche LLP
Las Vegas, Nevada
December 27, 1995